                                                             EXHIBIT 23

                    CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference in this Annual Report (Form 10-K) of Boatmen's Bancshares, Inc. of our report dated January 19, 1995 included in the 1994 Annual Report to Shareholders of
Boatmen's Bancshares, Inc.

  We also consent to the incorporation by reference into each registration statement listed below of our report dated January 19, 1995 with respect to the consolidated financial statements of Boatmen's Bancshares, Inc. incorporated herein by reference in the Annual Report (Form 10-K) for the year ended December 31, 1994.


 FORM              NO.
 ----              ---
  S-3            33-50525          Dividend Reinvestment and Stock Purchase Plan

  S-8            33-15714          1987 Non-Qualified Stock Option Plan

  S-8            33-15715          Amended 1981 Incentive Stock Option Plan

  S-8            33-25945          Centerre Bancorporation 1983 Incentive Stock Option Plan

                                   Centerre Bancorporation 1980 Stock Option Plan

  S-8            33-25946          Centerre Bancorporation 1987 Stock Incentive Plan

  S-8            33-50451          1990 Stock Purchase Plan for Employees

  S-8            33-37862          Thrift Incentive 401(k) Plan

  S-8            33-44546          1991 Incentive Stock Option Plan

  S-8            33-46730          First Interstate of Iowa, Inc.

  S-8            33-55186          Sunwest Financial Services, Inc. 1983 Incentive Stock Option Plan

  S-8            33-55110          Sunwest Financial Services, Inc. 1987 Incentive Stock Option Plan

  S-8            33-51635          First Amarillo Bancorporation, Inc. and Subsidiaries Incentive Stock Option Plan (Number 1)

  S-8            33-51637          First Amarillo Bancorporation, Inc. and Subsidiaries Incentive Stock Option Plan (Number 2)

                                                      ERNST & YOUNG LLP

St. Louis, Missouri
March 15, 1995